Overview of the Company	12 Months Ended
Feb. 28, 2022
Overview Of The Company [Abstract]
Overview of the Company
1	Overview of the Company

Triterras, Inc. (the “Company”), incorporated in the Cayman Islands, is the common parent company of a group of companies and the principal activities of the Company and its subsidiaries (the “Group”) are those relating to financial technology platform solutions using innovative blockchain-enabled technology which facilitate trading and trade finance for small and medium sized enterprises.

The Company’s immediate holding company as of February 28, 2022 is Symphonia Strategic Opportunities Limited, a company incorporated in Mauritius. Symphonia Strategic Opportunities is fully owned by an individual shareholder.

The registered office of the Company is Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands.